Exhibit 99.2

Equity One, Inc. Supplemental Information Package

June 30, 2010

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2010
(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Consolidated Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-36
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	37

Joint Venture Supplemental Data	38-45

EQUITY ONE, INC
ANALYST COVERAGE
As of June 30, 2010

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	Vin Chao	(212) 250-6799

Green Street Advisors	Jim Sullivan	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462
	Ian Weissman	(212) 446-9461

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

UBS	Ross Nussbaum	(212) 713-2484

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2010

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural, man-made, and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2009 and Form 10-Q for the period ended June 30, 2010 should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and six months ended June 30, 2010 and 2009
(in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Summary Financial Results
Total revenues*	$71,337	$67,743	$141,474	$137,108
EBITDA (see page 14)	44,572	45,549	87,953	89,163
Property net operating income	50,721	47,524	100,677	97,412
General & administrative expenses (G&A)* - Adjusted (1)	8,681	7,791	16,478	16,079

Net income attributable to Equity One	$6,239	$15,357	$11,671	$59,194
Net income per diluted share	0.07	0.18	0.13	0.72

Funds from operations (FFO)	$23,101	$29,128	$43,939	$87,067
FFO per diluted share	0.25	0.34	0.49	1.07

Total dividends paid per share	$0.22	$0.30	$0.44	$0.60

Weighted average diluted shares	92,255	85,001	90,198	81,206

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-32)	90.1%	90.7%	90.1%	90.7%
Same-property shopping center portfolio occupancy at end of period	90.0%	90.9%	90.0%	90.9%
Same-property NOI growth - cash basis (see page 13)	-0.6%	-3.2%	-2.2%	-3.0%
NOI margin (see page 13)	71.5%	70.6%	71.6%	71.6%
Expense recovery ratio*	78.0%	73.3%	76.5%	74.7%
New, renewal and option rent spread - cash basis (see page 18)	-4.1%	1.4%	N/A	N/A
Adjusted G&A expense to total revenues (1)	12.2%	11.5%	11.6%	11.7%
Net debt to total market capitalization (see page 7)	44.9%	49.1%	44.9%	49.1%
Net debt to Adjusted EBITDA (see page 14)	6.6	6.1	6.7	6.2
Adjusted EBITDA to interest expense* (see page 14)	2.3	2.5	2.2	2.4
Adjusted EBITDA to fixed charges* (see page 14)	2.0	2.1	1.9	2.0

Notes
________________________________________________________________

*	The indicated line item includes amounts reported in discontinued operations.

(1)
G&A expense for the three and six months ended June 30, 2010 deducts $2.9 million and $5.0 million, respectively, for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three and six months ended June 30, 2009 deducts $933K and $1.4 million, respectively, for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the six month period ended June 30, 2009 also deducts $3.3 million in severance costs related to former executives.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2010 and December 31, 2009 and 2008
(in thousands)

	June 30, 2010	Dec 31, 2009	Dec 31, 2008
Assets
Properties
Income producing	$2,495,320	$2,433,431	$1,900,513
Less: accumulated depreciation	(263,877)	(240,172)	(196,151)
Income producing properties, net	2,231,443	2,193,259	1,704,362
Construction in progress and land held for development	72,882	68,866	74,371
Properties, net	2,304,325	2,262,125	1,778,733

Cash and cash equivalents	20,170	47,970	5,355
Accounts and other receivables, net	8,296	9,806	12,209
Investments in and advances to unconsolidated joint ventures	11,141	11,524	11,745
Securities	-	820	160,585
Goodwill	11,477	11,477	11,845
Other assets	117,509	108,598	55,791

Total Assets	$2,472,918	$2,452,320	$2,036,263

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$503,292	$551,647	$371,077
Unsecured revolving credit facilities	-	-	35,500
Unsecured senior notes payable	691,136	691,136	657,913
Total debt	1,194,428	1,242,783	1,064,490
Unamortized/unaccreted (discount) premium on notes payable, net	(24,576)	(25,892)	5,225
Total notes payable	1,169,852	1,216,891	1,069,715

Accounts payable and other liabilities	108,462	96,668	54,652
Deferred tax liabilities, net	48,066	50,059	1,409
Total liabilities	1,326,380	1,363,618	1,125,776

Redeemable noncontrolling interest	989	989	989

Total stockholders' equity of Equity One, Inc.	1,143,051	1,064,535	909,498

Noncontrolling interest	2,498	23,178	-

Total Liabilities and Stockholders' Equity	$2,472,918	$2,452,320	$2,036,263

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2010 and December 31, 2009 and 2008
(in thousands, except per share data)

	June 30, 2010	Dec 31, 2009	Dec 31, 2008

Closing market price of common stock	$15.60	$16.17	$17.70

Common stock shares
Basic common shares	92,147.398	86,131.037	76,198.420
Diluted common shares
Unvested restricted common shares	32.386	47.993	29.360
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	71.891	79.656	23.178
Shares for DIM Vastgoed contingent consideration	-	516.019	-
Diluted common shares	92,345.331	86,868.361	76,344.614

Equity market capitalization	$1,440,587	$1,404,661	$1,351,300

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,194,428	$1,242,783	$1,064,490
Cash and equivalents	(20,170)	(47,970)	(5,355)
Net debt	1,174,258	1,194,813	1,059,135
Equity market capitalization	1,440,587	1,404,661	1,351,300
Total market capitalization	$2,614,845	$2,599,474	$2,410,435

Net debt to total market capitalization at current market price	44.9%	46.0%	43.9%

Net debt to total market capitalization at constant share price of $16.17	44.0%	46.0%	46.2%

Gross real estate and securities investments	$2,568,202	$2,503,117	$2,135,469

Net debt to gross real estate and securities investments	45.7%	47.7%	49.6%

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2010 and December 31, 2009 and 2008
(in thousands)

	June 30, 2010	Dec 31, 2009	Dec 31, 2008

Fixed rate debt	$1,194,428	$1,242,783	$928,041
Fixed rate debt - swapped to variable rate	-	-	100,949
Variable rate debt - unhedged	-	-	35,500
Total debt*	$1,194,428	$1,242,783	$1,064,490

% Fixed rate debt	100.0%	100.0%	87.2%
% Fixed rate debt - swapped to variable rate	0.0%	0.0%	9.5%
% Variable rate debt - unhedged	0.0%	0.0%	3.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	0.0%	0.0%	12.8%

Secured mortgage debt	$503,292	$551,647	$371,077
Unsecured debt	691,136	691,136	693,413
Total debt*	$1,194,428	$1,242,783	$1,064,490

% Secured mortgage debt	42.1%	44.4%	34.9%
% Unsecured debt	57.9%	55.6%	65.1%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,614,845	$2,599,474	$2,410,435

% Secured mortgage debt	19.3%	21.2%	15.4%
% Unsecured debt	26.4%	26.6%	28.8%
Total debt : Total market capitalization	45.7%	47.8%	44.2%

Weighted-average interest rate on secured mortgage debt*(1)	6.5%	6.6%	7.2%
Weighted-average interest rate on senior unsecured notes*(1)	6.1%	6.1%	5.7%
Weighted-average interest rate on total debt*(1)	6.1%	6.3%	6.3%
Interest rate on revolving credit facilities	N/A	N/A	2.1%

Weighted-average maturity on mortgage debt*	4.8 years	4.7 years	5.0 years
Weighted-average maturity on senior unsecured notes*	5.7 years	6.2 years	6.5 years
Weighted-average maturity on total debt*	5.3 years	5.5 years	5.9 years

*	Excluding unamortized/unaccreted premium/(discount)
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of June 30, 2010
(in thousands)

	Secured Debt		Unsecured Debt		Premium/		Weighted average
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	(Discount) Scheduled Amortization	Total	interest rate at maturity	Percent of debt maturing

2010	$6,401	$-	$-	$-	$(1,463)	$4,938	N/A	0.4%
2011	13,026	65,578	-	-	(3,414)	75,190	7.2%	6.4%
2012	12,180	44,478	-	10,000	(4,386)	62,272	7.0%	5.3%
2013	11,707	54,127	-	-	(5,055)	60,779	6.2%	5.2%
2014	10,553	24,828	-	250,000	(5,554)	279,827	6.2%	23.9%
2015	7,832	69,093	-	107,505	(3,818)	180,612	5.3%	15.4%
2016	6,220	51,489	-	105,230	(1,356)	161,583	6.0%	13.8%
2017	5,620	17,242	-	218,401	(174)	241,089	6.1%	20.6%
2018	5,493	56,623	-	-	139	62,255	6.3%	5.3%
Thereafter	32,492	8,310	-	-	505	41,307	7.8%	3.5%
Total	$111,524	$391,768	$-	$691,136	$(24,576)	$1,169,852	6.1%	100.0%

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and six months ended June 30, 2010 and 2009
(in thousands, except per share data)

	Three months ended			Six months ended
	June 30, 2010	June 30, 2009	Percent Change	June 30, 2010	June 30, 2009	Percent Change
REVENUE:
Minimum rent	$54,816	$52,220		$108,647	$105,063
Expense recoveries	15,773	14,451		30,624	28,836
Percentage rent	313	249		1,358	1,389
Management and leasing services	399	444		772	994
Total revenue	71,301	67,364	5.8%	141,401	136,282	3.8%

COSTS AND EXPENSES:
Property operating	20,242	19,722		40,048	38,603
Rental property depreciation and amortization	16,791	14,872		33,116	30,134
General and administrative	11,741	8,993		21,828	21,248
Total costs and expenses	48,774	43,587	11.9%	94,992	89,985	5.6%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	22,527	23,777		46,409	46,297

OTHER INCOME AND EXPENSE:
Investment income	489	1,205		648	3,262
Equity in loss in unconsolidated joint ventures	(42)	(21)		(82)	(28)
Other income	103	34		156	1,085
Interest expense	(19,335)	(18,129)		(39,243)	(37,692)
Amortization of deferred financing fees	(454)	(322)		(900)	(766)
Gain on extinguishment of debt	63	3,544		63	12,235
Gain on acquisition of controlling interest in subsidiary	-	-		-	26,866
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,351	10,088		7,051	51,259
Income tax benefit of taxable REIT subsidiaries	926	850		1,994	1,489
INCOME FROM CONTINUING OPERATIONS	4,277	10,938	-60.9%	9,045	52,748	-82.9%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	54	297		81	668
Gain on disposal of income producing properties	1,898	3,616		1,898	4,794
INCOME FROM DISCONTINUED OPERATIONS	1,952	3,913		1,979	5,462

NET INCOME	6,229	14,851	-58.1%	11,024	58,210	-81.1%
Net loss attributable to noncontrolling interest	10	506		647	984
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,239	$15,357		$11,671	$59,194

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.05	$0.13		$0.11	$0.66
Discontinued operations	0.02	0.05		0.02	0.07
NET INCOME	$0.07	$0.18	-61.1%	$0.13	$0.73	-82.2%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.05	$0.13		$0.11	$0.66
Discontinued operations	0.02	0.05		0.02	0.07
NET INCOME	$0.07	$0.18	-61.1%	$0.13	$0.72	-81.9%

Weighted average shares outstanding
Basic	92,141	84,298		89,939	80,552
Diluted	92,255	85,001		90,198	81,206

Note:  Diluted EPS for six months ended June 30, 2009 does not foot due to the mathematical rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2010
(in thousands)

	Three months ended			Six months ended
	June 30, 2010			June 30, 2010
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$54,816	$35	$54,851	$108,647	$70	$108,717
Expense recoveries	15,773	1	15,774	30,624	3	30,627
Percentage rent	313	-	313	1,358	-	1,358
Management and leasing services	399	-	399	772	-	772
Total revenue	71,301	36	71,337	141,401	73	141,474

COSTS AND EXPENSES:
Property operating	20,242	(25)	20,217	40,048	(23)	40,025
Rental property depreciation and amortization	16,791	7	16,798	33,116	15	33,131
General and administrative	11,741	-	11,741	21,828	-	21,828
Total costs and expenses	48,774	(18)	48,756	94,992	(8)	94,984

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	22,527	54	22,581	46,409	81	46,490

OTHER INCOME AND EXPENSE:
Investment income	489	-	489	648	-	648
Equity in loss in unconsolidated joint ventures	(42)	-	(42)	(82)	-	(82)
Other income	103	-	103	156	-	156
Interest expense	(19,335)	-	(19,335)	(39,243)	-	(39,243)
Gain on sale of real estate	-	1,898	1,898	-	1,898	1,898
Gain on extinguishment of debt	63	-	63	63	-	63
Gain on acquisition of controlling interest in subsidiary	-	-	-	-	-	-
Amortization of deferred financing fees	(454)	-	(454)	(900)	-	(900)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND	3,351	1,952	5,303	7,051	1,979	9,030
DISCONTINUED OPERATIONS
Income tax benefit of taxable REIT subsidiaries	926	-	926	1,994	-	1,994
INCOME FROM CONTINUING OPERATIONS	4,277	1,952	6,229	9,045	1,979	11,024

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	54	(54)	-	81	(81)	-
Gain on disposal of income producing properties	1,898	(1,898)	-	1,898	(1,898)	-
Income from discontinued operations	1,952	(1,952)	-	1,979	(1,979)	-

Net loss attributable to noncontrolling interest	10	-	10	647	-	647

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,239	$-	$6,239	$11,671	$-	$11,671

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2009
(in thousands)

	Three months ended			Six months ended
	June 30, 2009			June 30, 2009
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$52,220	$341	$52,561	$105,063	$743	$105,806
Expense recoveries	14,451	38	14,489	28,836	83	28,919
Percentage rent	249	-	249	1,389	-	1,389
Management and leasing services	444	-	444	994	-	994
Total revenue	67,364	379	67,743	136,282	826	137,108

COSTS AND EXPENSES:
Property operating	19,722	53	19,775	38,603	99	38,702
Rental property depreciation and amortization	14,872	29	14,901	30,134	59	30,193
General and administrative	8,993	-	8,993	21,248	-	21,248
Total costs and expenses	43,587	82	43,669	89,985	158	90,143

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	23,777	297	24,074	46,297	668	46,965

OTHER INCOME AND EXPENSE:
Investment income	1,205	-	1,205	3,262	-	3,262
Equity in loss in unconsolidated joint ventures	(21)	-	(21)	(28)	-	(28)
Other income	34	-	34	1,085	-	1,085
Interest expense	(18,129)	-	(18,129)	(37,692)	-	(37,692)
Gain on sale of real estate	-	3,616	3,616	-	4,794	4,794
Gain on extinguishment of debt	3,544	-	3,544	12,235	-	12,235
Gain on acquisition of controlling interest in subsidiary	-	-	-	26,866	-	26,866
Amortization of deferred financing fees	(322)	-	(322)	(766)	-	(766)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,088	3,913	14,001	51,259	5,462	56,721
Income tax benefit of taxable REIT subsidiaries	850	-	850	1,489	-	1,489
INCOME FROM CONTINUING OPERATIONS	10,938	3,913	14,851	52,748	5,462	58,210

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	297	(297)	-	668	(668)	-
Gain on disposal of income producing properties	3,616	(3,616)	-	4,794	(4,794)	-
Income from discontinued operations	3,913	(3,913)	-	5,462	(5,462)	-

Net loss attributable to noncontrolling interest	506	-	506	984	-	984

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$15,357	$-	$15,357	$59,194	$-	$59,194

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and six months ended June 30, 2010 and 2009
(in thousands)

	Three months ended			Six months ended
	June 30, 2010	June 30, 2009	Percent Change	June 30, 2010	June 30, 2009	Percent Change

Total net operating income (1)
Total rental revenue	$70,938	$67,299	5.4%	$140,702	$136,114	3.4%
Property operating expenses	20,217	19,775	2.2%	40,025	38,702	3.4%
Net operating income	$50,721	$47,524	6.7%	$100,677	$97,412	3.4%

NOI margin (NOI / Total rental revenue)	71.5%	70.6%		71.6%	71.6%

Same-property NOI (2)
Total rental revenue	$53,622	$54,870	(2.3%)	$107,471	$110,941	(3.1%)
Property operating expenses (3)	17,205	18,223	(5.6%)	33,826	35,656	(5.1%)
Net operating income (at end of period)	$36,417	$36,647	(0.6%)	$73,645	$75,285	(2.2%)

Growth in same property NOI	(0.6%)			(2.2%)

Number of properties included in analysis	146			146

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the three and six months ended June 30, 2010 and 2009
(in thousands)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

Net income attributable to Equity One, Inc.	$6,239	$15,357	$11,671	$59,194
Rental property depreciation and amortization*	16,798	14,901	33,131	30,193
Other depreciation and amortization	149	209	353	422
Interest expense*	19,335	18,129	39,243	37,692
Amortization of deferred financing fees*	454	322	900	766
Gain on extinguishment of debt	(63)	(3,544)	(63)	(12,235)
Acquisition costs(1)	2,911	993	4,997	1,447
Income tax benefit of taxable REIT subsidiaries	(926)	(850)	(1,994)	(1,489)
(Gain) loss on sale of securities	(367)	11	(367)	11
Gain on acquisition of controlling interest in subsidiary	-	-	-	(26,866)
Equity in loss in unconsolidated joint ventures	42	21	82	28
Adjusted EBITDA(2)	$44,572	$45,549	$87,953	$89,163

Interest expense*	$19,335	$18,129	$39,243	$37,692

Adjusted EBITDA to interest expense*	2.3	2.5	2.2	2.4

Fixed charges
Interest expense*	$19,335	$18,129	$39,243	$37,692
Scheduled principal amortization (3)	3,426	3,945	7,116	7,931
Total fixed charges	$22,761	$22,074	$46,359	$45,623

Adjusted EBITDA to fixed charges*	2.0	2.1	1.9	2.0

Net debt to Adjusted EBITDA (4)	6.6	6.1	6.7	6.2

Total market capitalization (see page 7)	$2,614,845	$2,251,456	$2,614,845	$2,251,456

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Amounts include external costs associated with acquired properties and acquisition related expenses during the period.
(2)	Adjusted EBITDA: excludes gains on property sales, debt extinguishment, impairments, and one-time items that would generally be adjusted in rating agency computations of EBITDA.
(3)	Excludes balloon payments upon maturity.
(4)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2010 and 2009
(in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

Net income attributable to Equity One, Inc.	$6,239	$15,357	$11,671	$59,194
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	16,564	13,433	31,661	27,174
Pro rata share of real estate depreciation from unconsolidated JV's	298	338	607	699
Funds from operations	$23,101	$29,128	$43,939	$87,067

Earnings per diluted share attributable to Equity One, Inc.	$0.07	$0.18	$0.13	$0.72
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.18	0.16	0.35	0.33
Pro rata share of real estate depreciation from unconsolidated JV's	-	-	0.01	0.01
Net adjustment for unvested shares and noncontrolling interest(1)	-	-	-	0.01
Funds from operations per diluted share	$0.25	$0.34	$0.49	$1.07

Weighted average diluted shares	92,255	85,001	90,198	81,206

(1)
Includes net effect of : (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents; (b) an adjustment related to contingently issuable shares pursuant to the DIM stock exchange agreement; and (c) the rounding of individual calculations.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and six months ended June 30, 2010 and 2009
(in thousands)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Certain non-cash items:
Amortization of deferred financing fees	$454	$322	$900	$766
Accretion of below market lease intangibles	(2,017)	(1,555)	(3,905)	(3,080)
Share-based compensation expense	1,605	1,505	3,179	4,701
Straight line rent	(477)	(522)	(1,016)	(1,038)
Capitalized interest	(541)	(372)	(1,061)	(687)
Amortization of discount on notes payable, net	679	517	1,403	1,108
Total certain non-cash items	$(297)	$(105)	$(500)	$1,770

Certain capital expenditures:
Tenant improvements	$(2,286)	$(4,459)	$(5,195)	$(6,776)
Leasing commissions and costs	(1,209)	(1,180)	(1,899)	(2,152)
Total tenant improvements and leasing costs	$(3,495)	$(5,639)	$(7,094)	$(8,928)

	June 30, 2010	December 31, 2009
Other assets and liabilities:
Lease intangibles, net	$52,686	$53,526
Lease commissions, net	19,975	19,619
Straight-line rent receivable, net	15,969	15,034
Deposits and mortgage escrow	14,748	10,642
Prepaid expenses	6,225	1,125
Deferred financing costs, net	6,490	6,963
Furniture and fixtures, net	1,416	1,689
Total other assets	$117,509	$108,598

Above/below market rents, net	$55,763	49,922
Prepaid rent and deferred income	1,610	4,315
Accounts payable and other	51,089	42,431
Total accounts payable and other liabilities	$108,462	$96,668

Liquidity as of 6/30/10:
Cash and Cash Equivalents	$20,170
Marketable Securities	-
Available under Lines of Credit	207,795
Total Available Funds	$227,965

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS
CONSOLIDATED PROPERTIES
As of June 30, 2010

Tenant	Number of stores	Credit Rating S&P/ Moody's(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top twenty tenants
Publix	63	N/A	2,805,086	14.6%	$23,301,502	11.1%	$8.31
Supervalu	6	BB-/Ba3	398,625	2.1%	8,088,636	3.8%	20.29
Kroger	15	BBB/Baa2	845,602	4.4%	6,707,076	3.2%	7.93
TJ Maxx Companies	9	A/A3	294,484	1.5%	3,471,127	1.6%	11.79
Bed Bath & Beyond	9	BBB	298,332	1.5%	3,467,566	1.6%	11.62
L.A. Fitness	4	N/A	196,235	1.0%	3,087,362	1.5%	15.73
Costco	1	A+/A2	148,295	0.8%	2,972,590	1.4%	20.05
Winn Dixie	9	N/A	398,128	2.1%	2,937,815	1.4%	7.38
Office Depot	10	B/B2	243,625	1.3%	2,772,145	1.3%	11.38
Dollar Tree	23	N/A	252,041	1.3%	2,215,281	1.0%	8.79
CVS Pharmacy	12	BBB+/Baa2	132,826	0.7%	2,112,980	1.0%	15.91
Blockbuster	20	D/Ca	102,217	0.5%	2,055,239	1.0%	20.11
Kmart	5	BB-/Ba2	439,558	2.3%	1,939,705	0.9%	4.41
Food Lion	6	N/A	241,934	1.3%	1,850,161	0.9%	7.65
Walgreens	6	A/A2	96,562	0.5%	1,811,921	0.9%	18.76
Stop & Shop	1	N/A	59,015	0.3%	1,685,484	0.8%	28.56
Goodwill	13	N/A	134,053	0.7%	1,682,471	0.8%	12.55
Wal-Mart	1	AA/Aa2	110,054	0.6%	1,595,783	0.8%	14.50
Nordstrom	2	BBB+/Baa2	80,557	0.4%	1,261,210	0.6%	15.66
American Multi-Cinema	1	B/B2	83,172	0.4%	1,247,580	0.6%	15.00

Sub-total top twenty tenants	216		7,360,401	38.3%	$76,263,634	36.2%	$10.36

Remaining tenants	2,477		9,955,788	51.8%	134,255,921	63.8%	13.49

Sub-total all tenants	2,693		17,316,189	90.1%	$210,519,555	100.0%	$12.30

Vacant	768		1,897,498	9.9%	NA	NA	NA

Total including vacant	3,461		19,213,687	100.0%	$210,519,555	100.0%	NA

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties and sub-tenants, if any.
(1)	Ratings as of June 30, 2010. Source: CreditRiskMonitor.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended June 30, 2010

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	43	127,869	122,313	$11.13	$10.42	-6.4%	$2.89
Renewals	80	168,266	168,266	17.81	16.46	-7.6%	0.56
Options	20	247,665	247,665	8.78	8.97	2.1%	-
Total New, Renewals & Options	143	543,800	538,244	$12.14	$11.64	-4.1%	$0.83

Note: Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.  Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)  Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2010

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	134	223,154	1.1%	$3,589,302	1.6%	$16.08
2010	328	1,417,397	7.4%	15,667,336	7.0%	11.05
2011	555	2,436,432	12.7%	31,443,082	14.1%	12.91
2012	536	2,296,629	11.9%	28,685,382	12.8%	12.49
2013	417	1,802,533	9.4%	25,426,029	11.4%	14.11
2014	303	2,005,465	10.4%	25,622,344	11.5%	12.78
2015	148	952,171	5.0%	12,132,937	5.4%	12.74
2016	53	1,291,012	6.7%	18,648,070	8.3%	14.44
2017	36	728,485	3.8%	9,009,501	4.0%	12.37
2018	32	507,206	2.6%	6,252,409	2.8%	12.33
2019	21	491,723	2.6%	7,065,653	3.2%	14.37
Thereafter	130	3,163,982	16.5%	39,992,505	17.9%	12.64

Sub-total / average	2,693	17,316,189	90.1%	$223,534,550	100.0%	$12.91
				.
Vacant	768	1,897,498	9.9%	NA	NA	NA

Total / average	3,461	19,213,687	100.0%	$223,534,550	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2010

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

2010	28	797,472	6.4%	$4,654,248	3.9%	$5.84
2011	48	1,396,926	11.2%	11,507,438	9.6%	8.24
2012	40	1,256,824	10.0%	8,876,965	7.4%	8.37
2013	30	925,920	7.4%	7,947,403	6.6%	8.58
2014	40	1,382,523	11.0%	12,881,076	10.8%	9.32
2015	21	631,210	5.0%	5,334,759	4.5%	8.45
2016	26	1,198,855	9.6%	16,563,603	13.9%	13.82
2017	15	629,836	5.0%	6,693,960	5.6%	10.63
2018	12	436,630	3.5%	4,486,603	3.7%	10.28
2019	10	450,674	3.6%	5,955,766	5.0%	13.22
Thereafter	74	2,994,642	23.9%	34,596,683	29.0%	11.55

Sub-total / average	344	12,101,512	96.6%	$119,498,504	100.0%	$9.87

Vacant	20	426,651	3.4%	NA	NA	NA

Total / average	364	12,528,163	100.0%	$119,498,504	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2010

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	134	223,154	3.3%	$3,589,302	3.5%	$16.08
2010	300	619,925	9.3%	11,013,088	10.6%	17.77
2011	507	1,039,506	15.6%	19,935,644	19.2%	19.18
2012	496	1,039,805	15.6%	19,808,417	19.0%	19.05
2013	387	876,613	13.1%	17,478,626	16.8%	19.94
2014	263	622,942	9.3%	12,741,268	12.3%	20.45
2015	127	320,961	4.8%	6,798,178	6.5%	21.18
2016	27	92,157	1.4%	2,084,467	2.0%	22.62
2017	21	98,649	1.5%	2,315,541	2.2%	23.47
2018	20	70,576	1.1%	1,765,806	1.7%	25.02
2019	11	41,049	0.6%	1,109,887	1.1%	27.04
Thereafter	56	169,340	2.5%	5,395,822	5.2%	31.86

Sub-total / average	2,349	5,214,677	78.0%	$104,036,046	100.0%	$19.95

Vacant	748	1,470,847	22.0%	NA	NA	NA

Total / average	3,097	6,685,524	100.0%	$104,036,046	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of June 30, 2010

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2010

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	18	1,897,152	22,158,411	10.5%
Miami Dade County, FL	12	1,293,728	15,741,226	7.5%
Palm Beach County, FL	9	995,621	10,076,791	4.8%
South Florida	39	4,186,501	47,976,428	22.8%
Atlanta, GA	24	2,256,168	26,622,733	12.7%
Other	29	2,712,774	24,944,246	11.8%
Orlando, FL	12	1,311,449	14,962,318	7.1%
Florida Treasure/Northeast Coast	8	1,151,740	13,661,465	6.5%
Tampa- St. Petersburg, FL	13	1,292,191	13,501,276	6.4%
Raleigh Durham/Charlotte, NC	4	1,040,710	10,238,064	4.9%
Baton Rouge, LA	3	676,375	9,281,062	4.4%
New York, NY	1	398,602	8,399,753	4.0%
Naples/Cape Coral/Venice, FL	8	840,994	8,224,645	3.9%
Jacksonville, FL	8	786,807	7,894,082	3.7%
Boston, MA	5	515,575	6,978,192	3.3%
Lafayette, LA	5	726,671	5,183,303	2.5%
Hartford, CT	2	397,802	4,622,882	2.2%
New Orleans, LA	4	442,121	3,122,948	1.5%
Hilton Head-Beaufort, SC	1	166,639	2,132,411	1.0%
Greenville, SC	3	239,042	2,090,706	1.0%
Florida Panhandle	1	71,526	683,041	0.3%

Total	170	19,213,687	$210,519,555	100.0%

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$ 9.91

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	88.9%	10	7	44,271	Publix	12/31/23		11.59

Winchester Plaza	Huntsville	2006	75,700	88.5%	13	6	45,600	Publix	08/31/26		11.81

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	91.4%	35	14	127,783				$ 11.12

CONNECTICUT (2)

Brookside Plaza**	Enfield	1985 / 2006	213,274	88.9%	20	6	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$ 11.59

Copps Hill	Ridgefield	1979/2002	184,528	100.0%	9	-	59,015	Stop & Shop	12/31/24	Kohl's / Rite Aid	13.14

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	94.1%	29	6	118,663				$ 12.36

FLORIDA (88)

Orlando / Central Florida (11)

Alafaya Commons	Orlando	1987	126,333	88.9%	24	6	54,230	Publix	11/30/13		$ 14.39

Alafaya Village	Orlando	1986	38,118	96.3%	15	1					21.66

Conway Crossing	Orlando	2002	76,321	85.5%	14	4	44,271	Publix	04/30/22		11.49

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.63

Eustis Village	Eustis	2002	156,927	97.0%	18	2	44,271	Publix	10/31/22	Beall's Department Store	11.39

Hunter's Creek	Orlando	1998	73,204	98.2%	9	1				Office Depot / Lifestyle Family Fitness	13.55

Kirkman Shoppes	Orlando	1973	88,820	92.3%	26	5				Party America	19.09

Lake Mary Centre	Orlando	1988 / 2001	340,434	97.7%	60	7	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.25

Park Promenade	Orlando	1987 / 2000	128,848	70.9%	15	8				Beauty Depot / Dollar General	7.92

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons* (Ross Dress For Less)	10/31/18		9.31

Unigold Shopping Center	Winter Park	1987	117,527	82.9%	19	6	52,500	Winn-Dixie	04/30/12		12.24

Jacksonville / North Florida (9)

Atlantic Village	Atlantic Beach, FL	1984	100,559	89.9%	20	5	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	10.99

Beauclerc Village	Jacksonville	1962 / 1988	68,846	90.1%	7	4				Big Lots / Goodwill / Bealls Outlet	8.48

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		11.01

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	7	6	45,500	Winn-Dixie	05/31/15	Citi Trends	6.92

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Mandarin Landing	Jacksonville	1976	139,580	68.5%	14	13	50,000	Whole Foods	12/31/23	Office Depot	$ 17.33

Medical & Merchants	Jacksonville	1993	156,153	90.5%	11	6	55,999	Publix	02/10/13	Memorial Hospital	13.27

Middle Beach Shopping Center	Panama City Beach	1994	69,277	83.5%	3	6	56,077	Publix*	09/30/14		8.43

Oak Hill	Jacksonville	1985 / 1997	78,492	77.6%	16	4	39,795	Publix	03/11/15		7.88

South Beach**	Jacksonville Beach	1990 / 1991	303,219	91.4%	41	8				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.81

Miami-Dade / Broward / Palm Beach (38)

Bird Ludlum	Miami	1988 / 1998	192,274	100.0%	42	-	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.55

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	93.1%	22	5	37,664	Publix	08/31/13	CVS Pharmacy	12.96

Bluffs Square	Jupiter	1986	123,917	79.5%	22	8	39,795	Publix	10/22/11	Walgreens	13.63

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	-				LA Fitness	21.50

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	97.5%	16	1				Office Depot / Walgreen's	24.81

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	91.9%	35	11	39,795	Publix	12/04/15	CVS Pharmacy / Stein Mart	13.42

Crossroads Square	Pembroke Pines	1973	84,387	85.5%	20	7				CVS Pharmacy / Goodwill	17.32

CVS Plaza	Miami	2004	18,214	85.7%	7	1					22.76

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	23.15

Gateway Plaza	Aventura	1991	29,800	100.0%	1	-				Babies R Us	14.31

Greenwood	Palm Springs	1982 / 1994	132,325	89.3%	33	5	50,032	Publix	12/05/14	Bealls Outlet	12.79

Hammocks Town Center	Miami	1987 / 1993	172,810	92.2%	36	5	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	13.96

Jonathan's Landing	Jupiter	1997	26,820	41.2%	7	5					23.56

Lago Mar	Miami	1995	82,613	91.1%	17	5	42,323	Publix	09/13/15		13.50

Lantana Village	Lantana	1976 / 1999	181,780	96.6%	21	4	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.61

Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.2%	11	7				Regal Cinemas / Deal$	10.93

Meadows	Miami	1997	75,524	94.4%	16	4	47,955	Publix	07/09/17		13.85

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	97.1%	25	5	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	14.14

Oaktree Plaza	North Palm Beach	1985	23,745	69.5%	12	8					16.18

Pine Island	Davie	1983 / 1999	254,907	89.0%	35	12	39,943	Publix	11/30/13	Home Depot Expo* / Staples	11.91

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	87.6%	25	10	17,441	Fresh Market	07/31/12	Bed Bath & Beyond / Nordic Interiors	$ 14.72

Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	03/14/23	Goodwill	16.63

Point Royale	Miami	1970 / 2000	216,760	98.2%	21	3	45,350	Winn-Dixie	02/15/15	Best Buy	7.66

Prosperity Centre	Palm Beach Gardens	1993	122,014	93.3%	8	2				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.70

Ridge Plaza	Davie	1984 / 1999	155,204	94.9%	21	7				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	10.95

Riverside Square	Coral Springs	1987	104,241	80.8%	24	10	39,795	Publix	02/18/12		13.38

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	82.6%	21	8	36,464	Publix	12/15/14	Walgreens	11.46

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.8%	60	4	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.93

Shoppes of Andros Isles	West Palm Beach	2000	79,420	84.1%	10	7	51,420	Publix	02/29/20		12.03

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	87.8%	31	9	47,813	Publix	06/14/15		16.71

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,816	94.8%	46	5	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	17.60

Sunrise Town Center	Fort Lauderdale	1989	128,124	81.2%	13	11				L.A. Fitness / Office Depot	10.95

Tamarac Town Square	Tamarac	1987	124,585	77.2%	24	15	37,764	Publix	12/15/14	Dollar Tree	10.69

Veranda Shoppes	Plantation	2007	44,888		9	-	28,800	Publix	04/30/27

Waterstone	Homestead	2005	61,000	100.0%	11	-	45,600	Publix	07/31/25		14.64

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	13.06

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.38

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.49

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	87.8%	12	6	59,448	Albertsons	04/30/25		8.64

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.94

Old King Commons	Palm Coast	1988	84,759	91.5%	15	4				Wal-Mart	8.25

Ryanwood	Vero Beach	1987	114,925	93.5%	28	4	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.34

Salerno Village	Stuart	1987	82,477	88.6%	13	7	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.60

Shops at St. Lucie	Port St. Lucie	2006	19,361	91.0%	9	1					20.87

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		$ 15.45

Treasure Coast	Vero Beach	1983	133,781	97.4%	22	2	59,450	Publix	07/31/26	TJ Maxx	12.05

Tampa / St. Petersburg / Venice / Cape Coral / Naples (22)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.5%	19	4	52,610	Publix	11/30/21	Bealls Outlet	10.18

Carrollwood	Tampa	1970 / 2002	94,203	92.6%	30	7	27,887	Publix	11/30/22	Golf Locker	13.39

Charlotte Square	Port Charlotte	1980	96,188	73.5%	12	13	44,024	Publix* (American Signature Furniture)	01/31/11	Seafood Buffet	6.89

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.86

Dolphin Village	St. Petersburg	1967/1990	136,224	78.1%	26	20	33,238	Publix	11/07/13	Dollar Tree, CVS	13.27

Glengary Shoppes	Sarasota	1995	99,182	100.0%	7	-				Best Buy / Barnes & Noble	17.64

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.36

Lutz Lake	Lutz	2002	64,985	91.8%	11	4	44,270	Publix	05/31/22		13.39

Marco Town Center	Marco Island	2001	109,830	87.2%	33	9	27,887	Publix	01/31/18		16.54

Mariners Crossing	Spring Hill	1989 / 1999	97,812	89.9%	15	3	48,315	Sweet Bay	08/15/20		10.50

Midpoint Center	Cape Coral	2002	75,386	97.8%	9	1	60,667	Publix	10/31/22		12.18

Pavilion	Naples	1982	167,745	91.0%	31	9	50,795	Publix	12/31/10	Pavilion 6 Theatre / Anthony's	13.19

Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	13	12	44,270	Publix	02/28/21		10.97

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2				Ross Dress for Less / Deals	12.43

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		10.47

Shoppes of North Port	North Port	1991	84,705	91.6%	17	4	48,890	Publix	12/11/11	Bealls Outlet	10.21

Summerlin Square	Fort Myers	1986 / 1998	109,156	54.6%	6	22	45,500	Winn-Dixie	06/04/11		9.53

Sunlake	Tampa	2008	89,516	82.3%	15	11	45,600	Publix	06/30/14		16.97

Sunpoint Shopping Center	Ruskin	1984	132,374	68.2%	17	7				Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	8.75

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	97.5%	14	2	42,582	Sweet Bay	09/30/18	TJ Maxx	6.29

Venice Shopping Center	Venice	1968 / 2000	109,801	81.5%	11	3	44,271	Publix	12/31/26	Beall's Outlet	5.35

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	94.9%	13	2				Dollar Tree / Aaron Rents / Dollar General	8.47

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

TOTAL SHOPPING CENTERS FLORIDA (88)			9,848,183	89.8%	1,622	459	2,858,643				$ 12.94

GEORGIA (34)

Atlanta (25)

BridgeMill	Canton	2000	89,102	87.8%	24	6	37,888	Publix	01/31/20		$ 15.66

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	20.41

Butler Creek	Acworth	1990	95,597	87.4%	16	4	59,997	Kroger	01/31/18		10.23

Chastain Square	Atlanta	1981 / 2001	91,637	98.1%	26	2	37,366	Publix	05/31/24		16.43

Commerce Crossing	Commerce	1988	100,668	26.5%	5	6				Fred's Store	5.33

Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		10.84

Fairview Oaks	Ellenwood	1997	77,052	95.4%	12	2	54,498	Kroger	09/30/16		11.29

Freehome Village	Canton	2003	74,340	74.0%	7	10	44,840	Publix	12/31/23		11.88

Golden Park Village	Buford	2000	68,738	78.7%	7	6	44,270	Publix	02/29/20		10.84

Governors Town Square	Acworth	2005	68,658	98.8%	13	1	44,840	Publix	02/28/25		16.19

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		11.74

Hairston Center	Decatur	2000	13,000	38.5%	3	6					11.28

Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		11.47

Keith Bridge Commons	Atlanta	2002	94,886	85.9%	14	7	54,139	Kroger	08/10/22		12.60

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.76

Macland Pointe	Marietta	1992-93	79,699	96.6%	15	2	55,999	Publix	12/29/12		10.09

Market Place	Norcross	1976	77,706	92.1%	20	4				Galaxy Cinema	12.20

Paulding Commons	Hiram	1991	192,391	95.6%	26	4	49,700	Kroger	02/28/11	Kmart	7.86

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.2%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	17.58

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	85.2%	17	8				Micro Center	9.80

Salem Road Station	Atlanta	2000	67,270	90.3%	11	5	44,270	Publix	09/30/20		11.26

Shops of Huntcrest	Lawrenceville	2003	97,040	84.2%	18	8	54,340	Publix	01/31/23		13.29

Shops of Westridge	McDonough	2006	66,297	78.9%	10	8	38,997	Publix	04/30/26		13.64

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Wesley Chapel	Decatur	1989	163,518	75.7%	18	11				Corinthian College / Little Giant/ Deal$	$ 6.79

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	64.0%	19	8					22.07

Central / South Georgia (9)

Daniel Village	Augusta	1956 / 1997	171,932	82.6%	27	12	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.84

Dublin Village	Dublin	2005	98,540	92.5%	12	5	70,225	Kroger	08/03/25		6.67

Grayson Village	Loganville	2002	83,155	78.8%	14	9	44,271	Publix	01/31/22		11.40

Loganville Town Center	Loganville	1997	77,661	92.4%	12	3	51,420	Publix	08/01/17		12.12

McAlpin Square	Savannah	1979	173,952	98.6%	23	1	43,600	Kroger	08/31/15	Big Lots / Savannah-Skidaway / Habitat for Humanity	7.40

Spalding Village	Griffin	1989	235,318	63.5%	18	10	59,431	Kroger	05/31/14	Fred's Store	7.50

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		14.14

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.41

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	70.9%	13	10	42,156	Kroger	09/16/18		12.74

TOTAL SHOPPING CENTERS GEORGIA (33)			3,451,609	85.9%	522	178	1,358,071				$ 11.84

LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	193,978	80.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese / Planet Fitness	$ 10.49

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	97.1%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	10.00

Bluebonnet Village	Baton Rouge	1983	101,623	93.0%	21	5	33,387	Matherne's	11/30/15	Office Depot	11.33

Boulevard	Lafayette	1976 / 1994	68,012	95.2%	12	2				Piccadilly / Harbor Freight Tools / Golfballs.com	8.85

Country Club Plaza	Slidell	1982 / 1994	64,686	89.8%	7	3	33,387	Winn-Dixie	01/31/13		6.41

Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	5.81

Elmwood Oaks	Harahan	1989	130,284	100.0%	10	-				Academy Sports / Dollar Tree / Home Décor	9.90

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	56.4%	7	1	28,092	Super 1 Store	06/30/15	Fred's Store	4.33

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.13

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	9.30

Tarpon Heights	Galliano	1982	56,605	84.3%	8	1				Stage / Dollar General	5.17

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	$ 8.54

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,574,856	91.5%	166	21	153,298				$ 8.62

MARYLAND (1)

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy /Petco	$ 16.62

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	-	-	-	-	-	$ 16.62

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart	8.17

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	95.3%	10	3	54,928	Shaw's	01/02/16		23.22

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.4%	30	3	434,532				$ 17.12

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.24

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.24

NEW YORK (1)

Westbury Plaza	Long Island	1993	398,602	100.0%	8	-				Marshalls / Sports Authority / Walmart / Olive Garden / Borders / Costco /	$ 21.07

TOTAL SHOPPING CENTERS NEW YORK (1)			398,602	100.0%	8	-	-				$ 21.07

NORTH CAROLINA (12)

Brawley Commons	Charlotte	1997 / 1998	119,189	73.0%	20	16	42,142	Lowe's Foods	05/13/17	Rite Aid	$ 12.03

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Carolina Pavilion	Charlotte	1996	731,678	96.9%	23	3
AMC Theatres / American Signature / Old Navy / Ross Dress For Less / Sports Authority / Baby Superstore / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / OfficeMax/Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby / Nordstrom Rack
											$ 10.14

Centre Pointe Plaza	Smithfield	1989	163,642	95.6%	21	3				Belk's / Dollar Tree / Aaron Rents / Burkes Outlet Stores	5.90

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.40

Galleria	Wrightsville Beach	1986 / 1990	92,114	81.6%	28	8	28,000	Harris Teeter*	04/05/11		9.75

Parkwest Crossing	Durham	1990	85,602	94.9%	16	1	38,052	Food Lion	12/14/15		10.77

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.75

Salisbury Marketplace	Salisbury	1987	79,732	75.7%	12	8	31,762	Food Lion	02/12/23		11.03

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.79

Thomasville Commons	Thomasville	1991	148,754	93.0%	8	6	32,000	Ingles	09/29/12	Kmart	5.56

Willowdaile Shopping Center	Durham	1986	95,601	44.8%	14	11				Hall of Fitness	11.18

Whitaker Square	Winston-Salem	1996	82,760	100.0%	13	-	51,890	Harris Teeter	02/11/16	Rugged Wearhouse	12.32

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	90.2%	178	64	312,312				$ 9.54

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	94.7%	30	4	55,696	Kroger	10/31/19	Stein Mart	$ 13.51

Lancaster Plaza	Lancaster	1971 / 1990	77,400	57.1%	2	3	19,200	Bi-Lo	09/30/15	Tractor Supply	3.56

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.20

Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		14.60

North Village Center	North Myrtle Beach	1984	60,356	29.2%	5	8				Dollar General	8.68

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	94.2%	2	3				Rose's Store / Family Dollar Store	5.81

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	83.6%	59	20	181,890				$ 10.41

TENNESSEE (1)

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		$ 14.16

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	95.6%	14	2	45,600				$ 14.16

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000	Ingles	09/25/15	Wal-Mart	$ 6.04

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.9%	13	1	32,000				$ 6.04

TOTAL CORE SHOPPING CENTER PORTFOLIO (171)			19,213,687	90.1%	2,693	768	5,622,792				$ 12.30
			19,213,687	90.1%	2,693	768	5,622,792
OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	82.9%	15	4

Laurel Walk Apartments	Charlotte, NC	1985	106,480	94.0%	93	5

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	64.6%	324	220

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	29.8%	11	14

TOTAL OTHER PROPERTIES (6)			469,160	55.1%	445	251	-

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (177)			19,682,847	89.3%	3,138	1,019	5,622,792

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (2)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 185 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2010
(in thousands)

2010 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres	Purchase Price
April 15, 2010	Veranda Shoppes	Plantation	FL	44,888	$11,675
March 31, 2010	Copps Hill Plaza	Ridgefield	CT	184,528	33,400
March 19, 2010	Gateway Plaza at Aventura	Aventura	FL	29,800	8,000
March 15, 2010	Coral Reef - Outparcel	Palmetto Bay	FL	0.58	1,000
February 24, 2010	Ryanwood - Ryanwood Outparcel	Vero Beach	FL	0.63	325
Total					$54,400

2010 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain on Sale

Real estate/outparcels sold
June 30, 2010	Plaza Alegre	Miami	FL	3,200	$1,360	$1,045
May 25, 2010	Town and Country	Kissimmee	FL	1.15	612	423
May 21, 2010	Tamarac Town Square	Tamarac	FL	3,050	566	430

Total Sold					$2,538	$1,898

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2010
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 06/30/10	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	$8,672	$5,197	$8,084	$588
Sunlake (4)(5)	Tampa, FL	123,647	89,516	Publix	4Q11	42,502	30,050	41,571	931
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,406	8,499
Subtotal		204,644	170,513			$63,079	$45,402	$53,061	$10,018

Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise / CVS	4Q12	7,049	7,049	92	6,957
Subtotal		25,663	92,267			$7,049	$7,049	$92	$6,957

Total Development Activity		230,307	262,780			$70,128	$52,451	$53,153	$16,975

Project notes
(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Remaining costs to complete represent small-shop and build-to-suit costs.
(4)	Project is being developed in a JV. Equity One funds all capital on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.
(5)	Anchor opened December 2008, remaining costs to complete represent small-shop lease-up and outparcel construction.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2010
(in thousands)

					Percent of
	Maturity		June 30, 2010	Dec 31, 2009	overall debt
Debt Instrument	date	Rate *	balance	balance	maturing

Mortgage debt
Bluff's Square	06/01/10	8.740%	$-	$9,460	0.0%
Kirkman Shoppes	06/01/10	8.740%	-	8,934	0.0%
Ross Plaza	06/01/10	8.740%	-	6,231	0.0%
Boynton Plaza	07/01/10	8.030%	-	6,960	0.0%
Pointe Royale	07/15/10	7.950%	-	2,698	0.0%
Shops at Skylake	08/01/10	7.650%	-	11,973	0.0%
Parkwest Crossing	09/01/10	8.100%	-	4,400	0.0%
Spalding Village	09/01/10	8.194%	-	8,261	0.0%
Charlotte Square	02/01/11	9.188%	-	3,123	0.0%
Forest Village	04/01/11	7.270%	4,103	4,140	0.4%
Boca Village	05/01/11	7.200%	7,585	7,653	0.6%
MacLand Pointe	05/01/11	7.250%	5,360	5,408	0.5%
Pine Ridge Square	05/01/11	7.020%	6,700	6,762	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,585	7,653	0.6%
Lake Mary Centre	11/01/11	7.250%	22,518	22,712	1.9%
Lake St. Charles	11/01/11	7.130%	3,549	3,580	0.3%
Belfair Towne Village	12/01/11	7.320%	9,808	9,958	0.8%
Marco Town Center	01/01/12	6.700%	7,515	7,629	0.6%
Riverside Square	03/01/12	9.188%	6,803	6,892	0.6%
Hammocks Town Center	06/26/12	6.950%	11,733	11,833	1.0%
Cashmere Corners	11/01/12	5.880%	4,451	4,523	0.4%
Eastwood	11/01/12	5.880%	5,304	5,390	0.5%
Meadows Shopping Center	11/01/12	5.870%	5,573	5,664	0.5%
Salem Road Station	11/11/12	6.000%	5,790	5,846	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,279	7,328	0.6%
Brawley Commons	07/01/13	6.250%	6,753	6,794	0.6%
Midpoint Center	07/10/13	5.770%	6,105	6,200	0.5%
Buckhead Station	09/01/13	6.880%	25,897	26,213	2.2%
Keith Bridge Commons	10/11/13	4.800%	8,658	8,753	0.7%
Alafaya Village	11/11/13	5.990%	3,869	3,904	0.3%
Summerlin Square	02/01/14	6.750%	1,720	1,924	0.1%
Sunrise Town Center	04/30/14	5.690%	10,191	10,298	0.9%
South Point	07/10/14	5.720%	7,509	7,616	0.6%
The Vineyards at Chateau Elan	07/11/14	5.880%	9,748	9,833	0.8%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2010
(in thousands)

					Percent of
	Maturity		June 30, 2010	Dec 31, 2009	overall debt
Debt Instrument	date	Rate *	balance	balance	maturing
Grayson Village	01/11/15	5.210%	$9,728	$9,820	0.8%
Golden Park Village	01/11/15	5.250%	7,273	7,341	0.6%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	7,075	7,139	0.6%
Bird Ludlum	02/15/15	7.680%	5,382	5,853	0.5%
Treasure Coast Plaza	04/01/15	8.000%	2,582	2,797	0.2%
Eustis Village	05/11/15	5.450%	13,204	13,313	1.1%
Governors Town Square	06/01/15	5.200%	10,312	10,407	0.9%
Shoppes of Silverlakes I	07/01/15	7.750%	1,528	1,648	0.1%
Freehome Village	07/11/15	5.150%	9,798	9,889	0.8%
Loganville Town Center	08/11/15	4.890%	9,994	10,090	0.9%
Wilmington Island Shopping Center	11/11/15	5.050%	9,472	9,560	0.8%
South Plaza Shopping Center	01/11/16	5.420%	16,661	16,803	1.4%
Glengary Shoppes	06/11/16	5.750%	16,687	16,801	1.4%
Magnolia Shoppes	07/11/16	6.160%	14,363	14,467	1.2%
Grassland Crossing	12/01/16	7.870%	4,702	4,825	0.4%
Dublin Village	12/11/16	5.780%	6,746	6,787	0.6%
Greensboro Village Shopping Center	02/11/17	5.520%	9,728	9,803	0.8%
Whitaker Square	12/01/17	6.320%	9,698	9,750	0.8%
Mableton Crossing	08/15/18	6.850%	3,408	3,478	0.3%
Sheridan Plaza	10/10/18	6.250%	63,704	64,107	5.4%
BridgeMill	05/05/21	7.940%	8,242	8,369	0.7%
Westport Plaza	08/24/23	7.490%	4,263	4,330	0.4%
Chastain Square	02/28/24	6.500%	3,162	3,232	0.3%
Daniel Village	02/28/24	6.500%	3,456	3,533	0.3%
Douglas Commons	02/28/24	6.500%	4,118	4,209	0.4%
Fairview Oaks	02/28/24	6.500%	3,897	3,984	0.3%
Madison Centre	02/28/24	6.500%	3,162	3,232	0.3%
Paulding Commons	02/28/24	6.500%	5,367	5,487	0.5%
Siegen Village	02/28/24	6.500%	3,492	3,570	0.4%
Wesley Chapel Crossing	02/28/24	6.500%	2,757	2,818	0.3%
Webster Plaza	08/15/24	8.070%	7,570	7,659	0.7%
Copps Hill	01/01/29	6.060%	19,655	-	1.7%
Total mortgage debt (57 loans outstanding)	4.76	6.51%	$503,292	$551,647	43.0%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(21,627)	(22,754)	(1.9%)
Total mortgage debt (including unamortized/unaccreted premium/(discount))			$481,665	$528,893	41.1%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2010
(in thousands)

					Percent of
	Maturity		June 30, 2010	Dec 31, 2009	overall debt
Debt Instrument	date	Rate *	balance	balance	maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12	7.840%	$10,000	$10,000	0.9%
6.25% senior notes	12/15/14	6.250%	250,000	250,000	21.4%
5.375% senior notes	10/15/15	5.375%	107,505	107,505	9.2%
6.00% senior notes	09/15/16	6.000%	105,230	105,230	9.0%
6.25% senior notes	01/15/17	6.250%	101,403	101,403	8.7%
6.00% senior notes	09/15/17	6.000%	116,998	116,998	10.0%

Total unsecured senior notes payable	5.71	6.06%	$691,136	$691,136	59.2%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(2,949)	(3,138)	(0.3%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$688,187	$687,998	58.9%

Revolving credit facilities
$272MM Wells Fargo Unsecured	10/17/11	N/A	$-	$-	0.0%
$15MM City National Bank Unsecured	12/10/10	N/A	-	-	0.0%
Total revolving credit facilities			$-	$-	0.0%

Total debt	5.31	6.10%	$1,194,428	$1,242,783	102.2%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(24,576)	(25,892)	(2.2%)
Total debt (including net interest premium/discount)			$1,169,852	$1,216,891	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Negative)	BBB- (Stable)

Note: Total debt is gross over net due to $25m of unamortized/unaccreted discount.
*	The rate in effect on June 30, 2010.
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of June 30, 2010 and December 31, 2009

	As of	As of
	June 30, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	252,362	252,011
Less: accumulated depreciation	(9,198)	(7,062)
Rental property	$243,164	$244,949

Cash and cash equivalents	985	1,935
Accounts and other receivables, net	3,205	2,297
Other assets	15,181	14,676

Total	$262,535	$263,857

Liabilities and joint venture equity
Liabilities
Mortgage notes payable	143,059	140,188
Accounts payable and other liabilities	21,516	20,905
Total liabilities	$164,575	$161,093

Joint venture equity	97,960	102,764

Total	$262,535	$263,857

Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF INCOME - GRI-EQY I, LLC
For the three and six months ended June 30, 2010 and 2009

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$5,805	$6,789	$11,945	$13,744

COSTS AND EXPENSES
Property operating	1,832	2,043	3,705	4,022
Rental property depreciation and amortization	1,699	1,887	3,340	3,844
Interest expense	2,139	2,073	4,190	4,130
Total costs and expenses	$5,670	$6,003	$11,235	$11,996

NET INCOME	$135	$786	$710	$1,748

Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of June 30, 2010

		Year			Number		Supermarket anchor			Other	Average base rent per
		Built /	Total	Percent	of tenant				Expiration	anchor	leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,093	94.4%	32	5	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$ 14.14

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,142	99.3%	23	1	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	10.67

Presidential Markets	Snellville	1993 / 2000	396,432	96.5%	35	2	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.08

Shoppes of Ibis	West Palm Beach	1999	79,420	89.4%	13	5	51,420	Publix	05/31/19		12.76

Shoppes at Quail Roost	Miami	2005	73,550	86.5%	15	5	44,840	Publix	06/30/25		14.49

Shoppes of Sunset	Miami	1979	21,784	82.5%	13	4					21.70

Shoppes of Sunset II	Miami	1980	27,676	57.3%	10	7					19.40

Sparkleberry Square	Columbia	1997 / 2004	154,217	100.0%	10	-				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	10.44

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	90.8%	12	2	67,943	Kroger	08/31/17		11.81

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,407,898	95.1%	164	31	328,349				$ 11.61

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of June 30, 2010
(in thousands)

	Equity One's	Maturity		June 30, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	5,833	5,907
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	5,988	6,194

Total mortgage debt (3 loans outstanding)		3.35	6.37%	$131,821	$132,101
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				(519)	(544)

Total mortgage debt (including net interest premium/discount)				$131,302	$131,557

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$11,738	$8,631

Total debt (including net interest premium/discount)				$143,040	$140,188

Equity One's pro-rata share of unconsolidated debt	10%			$14,304	$14,019

(1)	The rate in effect on June 30, 2010.
(2)	Mortgage encumbers Airpark Plaza, Concord, IBIS, Presidential Markets, Quail Roost, and Sparkleberry Square. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of June 30, 2010 and December 31, 2009

	As of	As of
	June 30, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	51,029	50,997
Less: accumulated depreciation	(1,821)	(1,347)
Rental property	$49,208	$49,650

Cash and cash equivalents	221	945
Accounts and other receivables, net	17	20
Other assets	5,108	5,218

Total	$54,554	$55,833

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	36,951	37,212
Accounts payable and other liabilities	3,640	3,885
Total liabilities	$40,591	$41,097

Joint venture equity	13,963	14,736

Total	$54,554	$55,833

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
For the three and six months ended June 30, 2010 and 2009

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$1,649	$1,604	$3,239	$3,245

COSTS AND EXPENSES
Property operating	756	753	1,443	1,466
Rental property depreciation and amortization	639	746	1,364	1,573
Interest expense	600	604	1,206	1,218
Total costs and expenses	$1,995	$2,103	$4,013	$4,257

NET LOSS	$(346)	$(499)	$(774)	$(1,012)

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of June 30, 2010

		Year			Number		Supermarket anchor			Other	Average base rent per
		Built /	Total	Percent	of tenant				Expiration	anchor	leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF
1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	60.3%	20	10				RN Network	$16.89

Penn Dutch Plaza	Margate	1989	155,628	76.6%	17	22	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.44

Plantation Marketplace	Plantation	1963 / 1998	230,330	68.2%	26	13	43,386	Winn-Dixie	11/05/14	Beall's / Just Fit / Big Lots / CVS	10.67

TOTAL G&I VI SHOPPING CENTER PORTFOLIO (3)			502,735	69.0%	63	45	113,744				$ 11.17

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of June 30, 2010
(in thousands)

	Equity One's	Maturity		June 30, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$37,672	$38,012
Net interest premium/(discount)	-	-		(721)	(800)

Total mortgage debt		4.37	5.56%	$36,951	$37,212
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt	20%			$7,390	$7,442

(1)  The rate in effect on June 30, 2010.